SUBSEQUENT EVENTS (Details) - Sponsor [Member] - Subsequent Event [Member]	Jan. 11, 2021 USD ($) $ / shares
Debt instrument, face amount	$ 2,000,000
Debt instrument, interest rate, stated percentage	6.00%
Debt instrument number of days in a year considered for determination of interest	360 days
Debt instrument interest rate on default of payment	12.00%
Debt instrument, convertible, conversion price | $ / shares	$ 1.50
Minimum [Member]
Debt instrument repayment amount	$ 10,000